Exhibit 10.2

                        COMMON STOCK REPURCHASE AGREEMENT

         This Common Stock Repurchase Agreement (the "Agreement") is made and entered into as of July 14, 2008, between Presidential Realty Corporation, a Delaware corporation (the "Company"), and Charles Frischer, a stockholder of the Company (the "Stockholder").

         Whereas the Stockholder desires that the Company repurchase, and the Stockholder desires to tender to the Company for repurchase, 17,000 shares of the Company's Class A Common Stock and 200,000 shares of the Company's Class B Common stock, (collectively the "Shares") held by the Stockholder, on the terms and subject to the conditions set forth below (the "Repurchase").

         Now, therefore, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

        1. Repurchase by the Company. Subject to the terms and conditions of this Agreement, on the Repurchase Date (as defined in Section 2 below), the Stockholder shall sell to the Company and the Company shall repurchase from the Stockholder the Shares for a purchase price of $5.50 per Share, for a total repurchase price of $1,193,500 (the "Repurchase Price"), payable in cash on the Repurchase Date.

        2. Repurchase Date. The closing of the repurchase shall take place at the offices of the Company on the date of this Agreement or such other date and place as shall be determined by the Company and the Stockholder. The date on which the Repurchase occurs is the "Repurchase Date." At the closing on the Repurchase Date, the Stockholder shall deliver or cause to be delivered to the Company stock certificates for the Shares with executed stock transfer power(s) therefor against wire transfer by the Company of the Repurchase Price to the account of the Stockholder identified on the signature page hereto.

        3. Representations and Warranties of the Stockholder. The Stockholder represents and warrants to the Company as follows:

           (a) Knowledge and Advice. The Stockholder is an accredited investor as that term is defined in Rule 501 under the Securities Act of 1933, as amended, and that it is sophisticated in business and financial matters and is otherwise capable of making an informed decision whether to sell the Shares pursuant to this Agreement. The Stockholder has elected to enter into this Agreement and to consummate the Repurchase based on its independent analysis of the merits and risks of the Repurchase and the Stockholder's own financial circumstances. The Stockholder has had the opportunity to receive publicly available information about the Company and has neither requested nor received material, non-public information from the Company. The Stockholder has had full opportunity to seek advice of counsel and any other appropriate advice with respect to the Repurchase and has neither relied upon the Company in negotiating the terms of the Repurchase nor received or relied on any communication, investment advice, or recommendation of the Company. The Stockholder further acknowledges that none of the Company or any other person on its behalf has made any representation or warranty, express or implied, in connection with the Repurchase as to the prospect of the Company, including as to future performance or any potential income, and the Stockholder has not relied on any such representation or warranty in its decision to enter into this Agreement. The Stockholder is aware that the Stockholder could obtain a price for the Shares in a sale to other parties or in the future that could be greater than the price at which the Shares are being sold under this Agreement.

           (b) Ownership of Shares. The Stockholder owns, of record and beneficially, the Shares, free and clear of any pledges, security interests, liens, charges or other encumbrances. The Shares are not subject to any voting agreement, proxies or other voting arrangement.

           (c) No Tax Advice. The Stockholder acknowledges that it has not relied and will not rely upon the Company or any of its agents, including the Company's legal counsel, with respect to any tax consequences related to the ownership, purchase, or disposition of the Shares or the transactions contemplated hereby. The Stockholder assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections that may or must be filed in connection with the sale of the Shares by the Stockholder hereunder.

           (d) No Broker Fee. The Stockholder represents that no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the Repurchase. The Company shall have no obligation with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection (f) based on any agreement or arrangement that may be due in connection with the transactions contemplated by this Agreement.

        4. Representations and Warranties of the Company. The Company represents and warrants to the Stockholder as follows:

           (a) Organization, Qualification, and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to execute, deliver, and perform this Agreement and to purchase and repurchase the Shares.

           (b) Authorization of Agreement. The Company has the authority to enter into this Agreement. All action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken prior to the Repurchase Date. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief and other equitable remedies.

        5. Miscellaneous.

           (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Repurchase. Any previous oral or written agreement between the parties with respect to the Repurchase is superseded by this Agreement.

           (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws provisions.

           (c) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon: (a) personal delivery; (b) upon receipt when sent by confirmed fax or electronic mail if sent during normal business hours, and if not, then on the next business day; (c) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (d) five days after deposit in the United States mail for domestic delivery, by registered or certified mail, postage prepaid, addressed as set forth below, or at such other address as a party may designate by ten days' advance written notice to the other parties hereto:

         If to the Company:

                  Jeffrey F. Joseph
                  President
                  Presidential Realty Corporation
                  180 South Broadway
                  White Plains, NY 10605
                  Fax:  914 - 948-1327


         If to the Stockholder:  As set forth on the signature page thereto

           (d) Expenses. Each party shall pay its own expenses in connection with the Repurchase.

           (e) Survival. All representations and warranties made herein shall survive the execution and delivery of this Agreement.

           (f) Amendment and Waiver. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated, except by a written agreement signed by both the Company and the Stockholder.

           (g) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

           (h) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

           (i) Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretations of this Agreement.



         In witness whereof, the Company and the Stockholder have executed this Common Stock Repurchase Agreement as of July 14, 2008.



                                            PRESIDENTIAL REALTY CORPORATION



                                            By: /s/ Jeffrey F. Joseph
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                                            Jeffrey F. Joseph, President





                                            /s/ Charles Frischer
                                            --------------------
                                                Charles Frischer



                                            Address:  30 West 63rd Street
                                                      New York, NY  10023

                                            Fax:
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                                            E-mail:
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                                            Wire Instructions:



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